----------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
----------------------------------------------------------------------


   Date of Report (Date of earliest event reported): October 21, 2003
                                                    (October 21, 2003)
  --------------------------------------------------------------------

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


               0-10592                                    14-1630287
 -----------------------------------------------------------------------------
      (Commission File Number)              (IRS Employer Identification No.)

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                  5 Sarnowski Drive, Glenville, New York 12305
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (518) 377-3311
                                                            --------------

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










TrustCo Bank Corp NY


Item 5.          Other Events

                 On October 21, 2003, TrustCo Bank Corp NY ("Trustco") issued two press releases with year to date and third quarter results for the period ending September 30, 2003. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.         Description

                         99(a)                Highlights Press Release
                                              dated October 21, 2003, for
                                              the period ending September
                                              30, 2003, regarding year to
                                              date and third quarter results.

                         99(b) Press Release dated October 21, 2003, for the period ending
                                              September 30, 2003,regarding year
                                              to date and third quarter results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 21, 2003

                                               TrustCo Bank Corp NY
                                              (Registrant)


                                               By:/s/ Robert T. Cushing
                                             ----------------------------
                                               Robert T. Cushing
                                               President and
                                               Chief Executive Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
         99(a)             Highlights Press Release of               5
                           October 21, 2003, for the period
                           ending September 30,2003, regarding
                           year to date and third quarter results.



         99(b)             Press Release of October 21,             6-7
                           2003, for the period ending  September
                           30, 2003, regarding year to date and third quarter results.

TRUSTCO                                                      Exhibit 99(a)
Bank Corp NY                                                 News Release
----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:      Trustco Bank

Contact:   Robert M. Leonard
           Vice President
          (518) 381-3693

Glenville, New York - October 21, 2003

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                           9/03                            9/02
Three Months Ended September 30:
         Net Income               $      14,285                          13,291
         Provision for Loan Losses          300                             300

Average Equivalent Shares Outstanding:
         Basic                       74,400,000                      72,499,000
         Diluted                     75,417,000                      74,325,000

         Net Income per Share:
         Basic                   $        0.192                           0.183
         Diluted                          0.189                           0.179

Nine Months Ended September 30:
         Net Income                $     40,888                          38,230
         Provision for Loan Losses          900                           1,120

Average Equivalent Shares Outstanding:
         Basic                       74,339,000                      72,146,000
         Diluted                     75,280,000                      74,403,000

         Net Income per Share:
         Basic                $           0.550                           0.530
         Diluted                          0.543                           0.514

Period End:
Total Assets                      $   2,739,556                       2,675,427
Total Nonperforming Loans                 3,563                           6,304
Total Nonperforming Assets                3,563                           6,602
Allowance for Loan Losses                49,054                          54,280
Allowance as a Percentage
  of Total Loans                           4.08%                           3.61%

Exhibit 99(b)

TRUSTCO
Bank Corp NY                                                   News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank

Contact:   Robert M. Leonard
           Vice President
          (518) 381-3693

FOR IMMEDIATE RELEASE:

                     TRUSTCO ANNOUNCES RECORD THIRD QUARTER
                            AND YEAR TO DATE RESULTS

Glenville, New York - October 21, 2003

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced record earnings results for the third quarter and year to date 2003. Net income for the third quarter 2003 was $14.3 million or $0.189 diluted earnings per share, compared to $13.3 million or $0.179 diluted earnings per share for the third quarter of 2002. The third quarter results represent increases of 7.5% and 5.6% in net income and diluted earnings per share, respectively, for 2003 compared to 2002.

Net income for the nine months ended September 30, 2003 was $40.9 million or $0.543 diluted earnings per share, compared to $38.2 million or $0.514 diluted earnings per share, for the nine month period ended September 30, 2002. The year to date results reflect increases of 7.0% and 5.6% in net income and diluted earnings per share, respectively, for the nine months of 2003 compared to the similar period of 2002.

Making the announcement was Robert T. Cushing and Robert J. McCormick, President and Chief Executive Officers of TrustCo Bank Corp NY and Trustco Bank, respectively. They noted, "During 2003 and particularly in the third quarter, we have taken aggressive actions to insure that TrustCo has sufficient liquidity available to take advantage of future interest rate increases which we believe are inevitable. Compared to this time last year, our deposits have increased by approximately $115 million, which reflects the continued attractiveness of our simple product line coupled with superior customer service and our expanded branch network. Though there continues to be reductions in the loan portfolio, this reflects our decision to retain loans in our portfolio rather than chase new loan originations at historical lows in interest rates and sell them into the secondary markets."

"We are excited to report the opening of three additional Trustco offices, Colonial Drive and Dean Road in Orlando, Florida, and Congress Street in Saratoga Springs, New York. This brings our total branch network to 67 offices with two openings planned in Westchester County, New York in the fourth quarter of 2003. As we have previously indicated, we plan to open a series of additional offices in downstate New York and the Orlando, Florida areas. This should provide TrustCo with continued growth opportunities into the future," they said.

TrustCo Bank Corp NY is a $2.7 billion bank holding company and through its subsidiary, Trustco Bank, operates 67 offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department that has $938 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
                                                                                Three Months Ended
                                                                09/30/2003            06/30/2003              09/30/2002
Summary of operations
   Net interest income (TE)                                        $24,119               $26,140                 $25,817
   Provision for loan losses                                           300                   300                     300
   Net securities transactions                                       4,737                 2,234                   2,399
   Noninterest income                                                5,464                 5,274                   4,465
   Noninterest expense                                              11,600                12,579                  11,422
   Net income                                                       14,285                13,411                  13,291

Per common share
   Net income per share:
          - Basic                                                    0.192                 0.180                   0.183
          - Diluted                                                  0.189                 0.178                   0.179
   Cash dividends                                                    0.150                 0.150                   0.150
   Tangible Book value at period end                                  3.14                  3.16                    3.08
   Market price at period end                                        12.36                 11.06                   10.58

At period end
   Full time equivalent employees                                      483                   492                     469
   Full service banking offices                                         67                    64                      63

Performance ratios
   Return on average assets                                           2.10 %                1.98                    1.92
   Return on average equity (1)                                      28.20                 26.25                   27.50
   Efficiency (2)                                                    39.50                 37.57                   36.26
   Net interest spread (TE)                                           3.50                  3.74                    3.61
   Net interest margin (TE)                                           3.72                  4.00                    3.93
   Dividend payout ratio                                             78.24                 83.01                   81.64

Capital ratios at period end (3)
   Total equity to assets                                             7.70                  7.76                    7.54
   Tier 1 risk adjusted capital                                      16.60                 16.33                   14.43
   Total risk adjusted capital                                       17.89                 17.62                   15.71

Asset quality analysis at period end
   Nonperforming loans to total loans                                 0.30 %                0.31                    0.42
   Nonperforming assets to total assets                               0.13                  0.15                    0.25
   Allowance for loan losses to total loans                           4.08                  3.88                    3.61
   Coverage ratio (4)                                                13.8 X                12.6 X                   8.6

(1)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(2)  Calculated as noninterest expense (excluding ORE income/expense, amortization of intangibles and any unique charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(4)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

                                                   Nine Months Ended
                                         09/30/2003            09/30/2002
Summary of operations
   Net interest income (TE)                 $75,889               $77,205
   Provision for loan losses                    900                 1,120
   Net securities transactions               10,067                 6,171
   Noninterest income                        15,492                15,181
   Noninterest expense                       36,848                37,532
   Net income                                40,888                38,230

Per common share (1)
   Net income per share:
          - Basic                             0.550                 0.530
          - Diluted                           0.543                 0.514
   Cash dividends                             0.450                 0.450
   Tangible Book value at period end           3.14                  3.08
   Market price at period end                 12.36                 10.58

Performance ratios
   Return on average assets                    2.02 %                1.89
   Return on average equity (2)               26.83                 27.05
   Efficiency (3)                             38.52                 37.12
   Net interest spread (TE)                    3.64                  3.61
   Net interest margin (TE)                    3.88                  3.97
   Dividend payout ratio                      81.71                 84.97


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)


                                                                           09/30/2003            12/31/2002              09/30/2002


ASSETS

  Loans, net                                                               $1,152,165             1,369,743              $1,448,408
  Securities available for sale                                               921,285               653,163                 652,660
  Federal funds sold and other short-term investments                         541,765               542,125                 441,446
                                                                  -----------------------------------------------------------------

     Total earning assets                                                   2,615,215             2,565,031               2,542,514

  Cash and due from banks                                                      63,376                63,957                  65,172
  Bank premises and equipment                                                  19,501                19,544                  19,606
  Other assets                                                                 41,464                47,556                  48,135
                                                                  -----------------------------------------------------------------

     Total assets                                                          $2,739,556             2,696,088              $2,675,427
                                                                  =================================================================

LIABILITIES
  Deposits:
     Demand                                                                  $198,930               178,058                $212,795
     Interest-bearing checking                                                325,089               338,740                 318,383
     Savings                                                                  775,869               715,349                 719,243
     Money market                                                             151,930               130,914                 129,425
     Certificates of deposit (in denominations of $100,000 or more)           162,609               137,513                 118,980
     Other time deposits                                                      769,675               773,694                 770,697
                                                                  -----------------------------------------------------------------

       Total deposits                                                       2,384,102             2,274,268               2,269,523

  Short-term borrowings                                                        80,201               141,231                 120,465
  Long-term debt                                                                  287                   427                     472
  Other liabilities                                                            41,235                45,318                  56,219
                                                                  -----------------------------------------------------------------

     Total liabilities                                                      2,505,825             2,461,244               2,446,679

SHAREHOLDERS' EQUITY                                                          233,731               234,844                 228,748
                                                                  -----------------------------------------------------------------

     Total liabilities and
       shareholders' equity                                                $2,739,556             2,696,088              $2,675,427
                                                                  =================================================================

Number of common shares
  outstanding, in thousands                                                    74,364                74,178                  74,032



CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                           Three Months Ended
                                                                          09/30/2003            06/30/2003              09/30/2002

Interest income
     Loans                                                                    20,892                22,722                  28,031
     Investments                                                               9,706                10,541                   8,068
     Federal funds sold and other short term investments                       1,443                 1,482                   2,408
                                                                  -----------------------------------------------------------------

          Total interest income                                               32,041                34,745                  38,507

Interest expense
     Deposits                                                                  9,171                10,082                  13,793
     Borrowings                                                                  136                   264                     740
                                                                  -----------------------------------------------------------------

          Total interest expense                                               9,307                10,346                  14,533
                                                                  -----------------------------------------------------------------

          Net interest income                                                 22,734                24,399                  23,974

Provision for loan losses                                                        300                   300                     300
                                                                  -----------------------------------------------------------------

          Net interest income after
            provision for loan losses                                         22,434                24,099                  23,674

Net securities transactions                                                    4,737                 2,234                   2,399
Noninterest income                                                             5,464                 5,274                   4,465
Noninterest expense                                                           11,600                12,579                  11,422
                                                                  -----------------------------------------------------------------

Income before income taxes                                                    21,035                19,028                  19,116
Income tax expense                                                             6,750                 5,617                   5,825
                                                                  -----------------------------------------------------------------

Net income                                                                   $14,285               $13,411                 $13,291
                                                                  =================================================================


Net income per share:
          - Basic                                                              $0.192                $0.180                  $0.183
          - Diluted                                                            $0.189                 0.178                   0.179

Avg equivalent shares outstanding, in thousands:
          - Basic                                                              74,400                74,369                  72,499
          - Diluted                                                            75,417                75,237                  74,325
                                                                  =================================================================




CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                                         Nine Months Ended
                                                                                                09/30/03              09/30/02

Interest income
     Loans                                                                                       $68,200               $85,026
     Investments                                                                                  29,407                24,933
     Federal funds sold and other short term investments                                           4,580                 6,563
                                                                                      -----------------------------------------

          Total interest income                                                                  102,187               116,522

Interest expense
     Deposits                                                                                     30,606                42,339
     Borrowings                                                                                      753                 2,453
                                                                                      -----------------------------------------

          Total interest expense                                                                  31,359                44,792
                                                                                      -----------------------------------------

          Net interest income                                                                     70,828                71,730

Provision for loan losses                                                                            900                 1,120
                                                                                      -----------------------------------------

          Net interest income after
            provision for loan losses                                                             69,928                70,610

Net securities transactions                                                                       10,067                 6,171
Noninterest income                                                                                15,492                15,181
Noninterest expense                                                                               36,848                37,532
                                                                                      -----------------------------------------

Income before income taxes                                                                        58,639                54,430
Income tax expense                                                                                17,751                16,200
                                                                                      -----------------------------------------

Net income                                                                                       $40,888               $38,230
                                                                                      =========================================


Net income per share:
          - Basic                                                                                 $0.550                $0.530
          - Diluted                                                                               $0.543                $0.514

Avg equivalent shares outstanding, in thousands:
          - Basic                                                                                 74,339                72,146
          - Diluted                                                                               75,280                74,403

                                                                                      =========================================



CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)

                                                                                             Three Months Ended
                                                                          09/30/2003            06/30/2003              09/30/2002

Total assets                                                              $2,703,794             2,716,166               2,748,406
Shareholders' equity                                                        $217,359               231,770                 220,687
Total loans                                                               $1,234,676             1,307,353               1,519,558
Securities available for sale                                               $811,299               832,516                 569,027
Interest-earning assets                                                   $2,599,949             2,615,344               2,636,263
Interest-bearing deposits                                                 $2,170,945             2,135,035               2,060,557
Interest-bearing liabilities                                              $2,246,854             2,259,803               2,278,769
Demand deposits                                                             $197,572               187,977                 196,291


                                                                                             Nine Months Ended
                                                                                   09/30/2003            09/30/2002

Total assets                                                                       $2,703,580             2,700,526
Shareholders' equity                                                                 $227,282               214,728
Total loans                                                                        $1,308,430             1,527,560
Securities available for sale                                                        $764,872               559,622
Interest-earning assets                                                            $2,596,687             2,585,750
Interest-bearing deposits                                                          $2,135,558             2,004,836
Interest-bearing liabilities                                                       $2,251,751             2,239,073
Demand deposits                                                                      $186,406               192,298